UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2023

Star Alliance International Corp.

(Exact name of small business issuer as specified in its charter)

Nevada	333-197692	37-1757067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2900 West Sahara Avenue, #800 Las Vegas, NV 89102
(Address of principal executive offices)

(833) 443-7827
(Issuer’s telephone number)

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Changes in Registrant’s Certifying Accountant.

Star alliance International Corp (“STAL”) signed an Memorandum of Understanding (“MOU”) with the Knightsbridge Group (:Knightsbridge”) TOGETHER THE “Parties”. outlining the mutual intentions of the Parties to collaborate and leverage their respective strengths to achieve the following objectives:

1.	Market Expansion in Asia: Knightsbridge will assist STAL in identifying and tapping into new investor markets in Asia. This includes providing market research, strategy development, and networking to facilitate STAL's investor outreach.

2.	Development of Gold-Backed Digital Asset: Knightsbridge will develop and issue a DGC (Digital Gold Coin) backed by STAL’s gold assets.

3.	Exploration of Digital Asset Opportunities: Knightsbridge will work with STAL to explore additional opportunities related to digital assets, equity, and derivatives that can enhance STAL's financial standing and growth.

4.	Legal Representation: Knightsbridge will provide legal representation and advisory services to STAL in Asian markets and with foreign regulators, ensuring that STAL operates within the regulatory framework and remains compliant with applicable laws.

5.	Equity Issuance: In consideration of the services provided by Knightsbridge, STAL will issue 50,000 shares of Preferred D and 48,000,000 shares of common to Knightsbridge Group. In addition, STAL will allow Knightsbridge to retain 10% of the DGC (Digital Gold Coin) which will be developed and issued specifically for this project.

The specific terms of the Series D Preferred Shares are yet to be determined and will be negotiated and disclosed upon completion of the definitive agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Signed MOU between Star Alliance International Corp. and the Knightsbridge Group
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Alliance International Corp.

/s/ Anthony L. Anish

Anthony L. Anish
Chief Financial Officer

Date: November 14, 2023

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